UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2026, the Company held its annual meeting of shareholders. The meeting was held to vote on the matters described below.

1. Election of trustees. John T. McClain, Adam Metz, Talya Nevo-Hacohen, Mitchell Sabshon, Allison L. Thrush and Mark Wilsmann stood for re-election as trustees of the Company for a term ending at the 2027 annual meeting of shareholders. Under the Company’s bylaws, the affirmative vote of at least two-thirds of all the votes cast at a meeting of shareholders at which a quorum is present is required to elect a trustee. The votes on this matter were as follows:

Name	For	Against	Abstain	Broker Non-Vote
John T. McClain	17,810,591	18,413,263	1,013,085	5,970,638
Adam Metz	20,641,494	16,511,550	83,895	5,970,638
Talya Nevo-Hacohen	19,740,403	17,400,314	96,222	5,970,638
Mitchell Sabshon	19,683,261	17,457,571	96,107	5,970,638
Allison L. Thrush	20,024,044	17,116,688	96,207	5,970,638
Mark Wilsmann	20,000,466	17,140,366	96,107	5,970,638

Although Mr. McClain, Mr. Metz, Ms. Nevo-Hacohen, Mr. Sabshon, Ms. Thrush, and Mr. Wilsmann received the vote of less than two-thirds of all the votes cast at the meeting as required by the Company’s bylaws, under the Company’s Declaration of Trust and Maryland law, Mr. McClain, Mr. Metz, Ms. Nevo-Hacohen, Mr. Sabshon, Ms. Thrush and Mr. Wilsmann will continue as trustees of the Company until their successors are elected and qualified.

2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026. Ratification of the appointment of the Company’s independent registered public accounting firm required the affirmative vote of a majority of votes at the annual meeting. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Vote
27,029,802	2,674,904	13,502,871	0

3. Approval of an advisory, non-binding, resolution to approve the Company’s executive compensation program for the Company’s named executive officers. The shareholders rejected an advisory, non-binding, resolution to approve the Company’s executive compensation program for the Company’s named executive officers. Approval of this advisory, non-binding, resolution would have required the affirmative vote of a majority of votes at the annual meeting. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Vote
16,048,602	18,687,428	2,500,909	5,970,638

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date:	June 11, 2026	By:	/s/ Matthew Fernand
Matthew Fernand Chief Legal Officer and Corporate Secretary